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                        TERRA SYSTEMS, INC STOCK OPTION
                            AGREEMENT ("Agreement")


THIS AGREEMENT dated as of May 1, 2007 between Terra Systems Inc., a Utah Corporation ("Corporation") and _____________________("Optionee").

                                    RECITALS
                                    --------

Optionee -- Optionee is an employee, officer, consultant, advisor or director of the Corporation.

Approval-- The Corporation's Board of Directors (the "Board") has approved this Agreement providing Optionee the right to purchase shares of the Corporation's $0.01 par value common stock ("Stock").

                                      TERMS
                                      -----

In consideration of benefits rendered by Optionee to the Corporation, including but not limited to: provide access to key financial and investment markets, locate and secure capital, refine strategic direction and focus operations, and of the mutual covenants and agreements hereinafter set forth, subject to all the terms and conditions hereof, the parties hereto hereby mutually covenant and agree as follows:

1.    Grant of Option
      ---------------
      The Corporation hereby grants to Optionee the right (the right being herein referred to as the "Option") exercisable and conditioned upon the provisions set out herein during the period commencing on the date hereof and ending on May 1, 2014, (the "Expiration Date") to Purchase from the Corporation stock outlined as follows:

              The Option will be a total of three (3) million shares. Of the three (3) million shares, the first one (l) million shares will have an exercise price of the fair-market-value ("FMV") at the date of Agreement and would vest immediately as of the date of the Agreement. FMV shall be the closing price of the Corporation stock as of the date of Agreement. The remaining two (2) million shares will vest one (l) million shares each year on the anniversary date of this Agreement over the next succeeding two years, each of these years a "Vesting Period". The exercise price on these shares would be ten percent (10%) higher than the original exercise price on the first anniversary date and twenty percent (20%) higher on the second anniversary date, but in no event will the exercise price for the succeeding years exceed five cents (5(cent)) per share more than the initial FMV price per share. The exercise price of the Option initially and at each anniversary date, is referred to herein as the "Option Price".


      If the Conditions (as defined and set out below) have not been fully satisfied by the Expiration Date, the Option shall expire and be of no further effect and, should the Option not have been exercised by the Expiration Date, notwithstanding the fact that all of the Conditions have been satisfied and fulfilled, the Option shall expire and be of no further effect.

2.   Conditions to and Exercise of Option
     ------------------------------------
              a. The Option may be exercised in whole or in part (but not for fractional shares) by delivery to the Corporation of written notice, signed by Optionee which states that Optionee desires to exercise the Option, together with cash, certified check or bank draft payable to the order of Corporation or other form of payment acceptable to the Board for an amount of United States dollars equal to the Option Price of such shares.
              b. The written notice by which Optionee exercises the Option shall include a representation and warranty in writing to Corporation that the Stock purchase is being acquired for investment and not with a view to distribute or resale. Optionee acknowledges that the Stock Purchase will be restricted and Optionee agrees that the certificate representing the shares acquired upon such exercised may be endorsed as follows:

 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE SECURITIES MAY BE EFFECED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

              c. Except as provided below, promptly after exercise of the Option by Optionee, Corporation shall deliver to Optionee a certificate or certificates for the number of shares of stock with respect to which such Option was so exercised, registered in Optionee's name.
              d. The written notice of exercise must be accompanied by the amount required, if any, under all applicable federal, state and local income tax withholding laws or regulation.

3.    Non- Transferability
      --------------------
              a. Option and all rights and privileges conferred thereby shall not be transferable by Optionee otherwise than will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by Optionee or Optionee's guardian or legal representative. The Option and all rights and privileges conferred thereby shall not be assigned, pledged or hypothecated in any way, whether voluntarily, involuntarily, or by operation of law or otherwise, except by will or the laws of descent and distribution and shall not be subjected to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any Option or any right or privileges conferred thereby or upon levy, attachment or similar process upon an Option or any rights and privileges conferred thereby, the Option and the rights and privileges conferred thereby shall immediately terminate and become null and void.
              b. When the word "Optionee" is used in any provision in the Agreement under circumstances where the provision should logically be construed to apply to Optionee's guardian, legal representative, executor, administrator, or the person or persons to whom the Option may transfer by will or by the laws of descent and distribution, it shall be deemed to include such person or persons.

4.   No Rights as Shareholder Prior to Exercise
     ------------------------------------------
      Optionee shall not be deemed for any purpose to be a shareholder of Corporation with respect to any shares subject to the Option under this Agreement as to which the Option shall not be exercised.

5.    Adjustments
      -----------
              a. The existence of an Option shall not affect in any way the right or power of Corporation or its shareholders to make or authorize any adjustments, reorganizations, or any other changes in Corporation's capital structure or its business, or any merger or consolidation of Corporation, or any issue of bonds, debentures, preferred or preference stock ahead of or affecting the Stock, or the dissolution or liquidation of Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporation act or proceeding, whether of a similar business, or any other corporation act or proceeding, whether of a similar character or otherwise.
              b. The shares with respect to which the Option is granted are shares of Stock as constituted on the date of this Agreement, but in the event of any stock split or payment of a dividend on Stock payable in share of Stock, the shares of Stock, subject to the Option, shall be increased (or decreased in the event of a reverse stock split) proportionately without any change in the aggregate Option Price. In the event all the outstanding shares of Stock shall be changed into or exchanged for a different number or class of share of Corporation, or of another corporation whether through reorganization, recapitalization, stock split, combination of share, merger or consolidation, or otherwise, then there shall be substituted for each share of Stock that is subject to the Option the number and class of shares into which each outstanding share of stock shall be exchanged, all without any change in the aggregate Option Price for the shares then subject to the Option. In connection with any adjustment under this Section 5 resulting in a fractional share interest, such interest shall be rounded down to the nearest whole share.

6.    Compliance with Securities Laws
      --------------------------------
      If the Board at any time determines that registration or qualification of the Stock or Option under state or federal law or that the consent or approval of any governmental regulatory body is necessary or desirable, the Option may not be exercised in whole or part, until such registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Corporation shall have no obligation to so register or qualify the shares. Optionee understands and agrees that at any time of proposed exercise of this Option he or she is not an accredited investor as that term is defined in Regulation D as promulgated pursuant to the Securities Act of 1933, the Company may disallow any exercise of this Option.

7.    Vesting Upon Change of Control
      ------------------------------
      If a Change of Control occurs, then all unvested Options shall vest immediately. A "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 6( e) of
      Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, or if Item 6( e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, which serve similar purposes; provided further that, without limitation, a Change in Control shall be deemed to have occurred if and when:

              (a) TENDER OFFER. A tender offer or exchange offer is made whereby the effect of such offer is to take over and control the Company, and such offer is consummated for the equity securities of the Company representing twenty- five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities;

              (b) MERGER OR CONSOLIDATION. The stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction that would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction;
              (c) LIQUIDATION OR SALE OF ASSETS. The stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets to another person, which is not a wholly owned subsidiary of the Company (i.e., 50% or more of the total assets of the Company); or
              (d) STOCKHOLDINGS. Any "person" (as that term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under that act), directly or indirectly of more than twenty percent (20%) of the total voting power represented by the Company's then outstanding voting Securities.


8.    Net Issuance Right of Optionee
      ------------------------------
      Optionee may elect to exercise its Option on a net exercise basis where Corporation shall issue to Optionee Stock in exchange for the surrender of the right to purchase a number of shares subject to the Option. An Optionee who elects to receive Stock without payment of additional cash consideration shall execute and deliver a net issue election notice to Corporation's principal office. The notice shall state the number of option shares to be surrendered by vesting period and the estimated shares to be issued to the Optionee in exchange for the surrender. Thereupon Corporation shall issue to such Optionee such number of fully paid and nonassessable shares as is computed, by Vesting Period, using the following formula:


                                      X= Y(A-B)
                                         -------
                                            A

         where:   X = the number of shares to be issued to the Optionee

                  Y = the number of shares for the Vesting Period in respect of which the net issue election is being made

                  A = the Trading Value (defined below) of one share of Stock, as determined at the time the net issue election is made

                  B = the Option Price in effect for the Vesting Period and for the related shares

                   "Trading Value" of a share as of the date that the net issue election is made (the "Determination Date") shall mean:

                   (i) If the net issue election is made in connection with and contingent upon the closing of the sale of Corporation's common stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a "Public Offering"), and if Corporation's registration statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

                   (ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

                        (a) If traded on a securities exchange or the Nasdaq National Market, the Trading Value shall be deemed to be the average of the closing or last reported sale prices of the common stock on such exchange or market over the last five trading days prior to the Determination Date;

                        (b) If otherwise traded in an over-the-counter market, the Trading Value shall be deemed to be the average of the closing ask prices of the common stock over the last five trading days prior to the Determination Date; and

                        (c) If there is no public market for the common stock, then Trading Value shall be determined in good faith by Corporation's Board of Directors.

It is the intent of the parties that this Section 8 not cause any detrimental tax consequence to the Optionee. If such a detrimental tax consequence is deemed to exist, this Section 8 shall be null and void.

9.   Miscellaneous
     -------------
         a. Any provision of this Agreement to the contrary notwithstanding, the Option shall not be exercisable at any time, in whole or in part, if issuance and delivery of the shares of Stock subject thereto would be in violation of any applicable laws or regulations.
         b. Optionee, for himself and any other person who acquires any rights hereunder, agrees that any dispute or disagreement which shall arise or as result of or pursuant to this Agreement or any question as to the interpretation of any provision of this Agreement may be determined by the Board in its absolute and uncontrolled discretion, and that any such determination shall be final, binding, and conclusive on all persons affected thereby.
         c. Any party who breaches this Agreement shall pay reasonable attorney fees and costs to the prevailing party for the enforcement of the Agreement, whether or not legal process is commenced on any appeal therefrom.
         d. Nothing contained in this Agreement shall be construed as giving Optionee any right to be retained in any position, as an employee of Corporation.
         e. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by certified or registered mail, postage prepaid, addressed as follows:

                  If to Corporation:
                           Claytono Timothy
                           Terra Systems, Inc
                           7001 South 900 East, Suite 260
                           Midvale, UT 84047

                  Or, if to Optionee

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

              Or, at such other address as Corporation or Optionee, by notice to the other, may designate in writing from time to time.

         f. The invalidity or unenforceability of any provision if this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of the Agreement shall be severable and enforceable to the extent permitted by law.
         g.   This Agreement may be amended or modified only by a written instrument executed by both Corporation and Optionee.
         h.   Except as the Board of Directors may otherwise determine in accordance with paragraph 7(b) above, this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Utah.
         1. This Agreement is not intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.
         J. This agreement constitutes the entire Agreement between the parties hereto, and supersedes all prior agreements and understanding relating to the subject matter of this Agreement.

Optionee agrees that notwithstanding any other Term of this Agreement he or she may exercise the Option, in whole or part, only when and at such time as the Corporation has sufficient authorized, but unissued shares to issue shares of Stock upon exercise of the Option. Further Optionee agrees that in the event that the exercise of the Option to purchase shares of Stock would decrease the number of authorized but unissued shares to a number which would be insufficient for the exercise of other similar Options or would prevent the use of the Company's authorized but unissued shares for other corporate purpose, the exercise of the Option shall be postponed until sufficient authorized but unissued shares are available. IN WITNESS WHEREOF, Corporation has caused the Agreement to be executed by its duly authorized officer, and Optionee has executed this agreement as of the date first above written.


         CORPORATION: . Terra Systems, Inc

         By: ________________________

         Its: _______________________________




         OPTIONEE

         By: __________________________________________________












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